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DULUTH
TRADING
CO

Investor Presentation

4Q 2017

March 21, 2018

Disclaimer

Forward-Looking Statements

This presentation dated March 21, 2018 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 21, 2018, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation to Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.

ONE TOUGH
SON OF A. . .



FIRE HOSE®
WORK PANTS

Introduction to Duluth Trading

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





Solution-Based Design

"There are a whole lotta legs, torsos, feet and crotches out there counting on us"

Problem

Solution

Buck Naked™ Underwear



Soggy and restrictive underwear


NO PINCH, NO STINK
NO SWEAT
BUCK NAKED
UNDERWEAR

Fast-drying, odor-fighting underwear – "no pinch, no stink, no sweat"

Crouch Gusset® Pants



Restrictive pants in sensitive areas


CROUCH
WITHOUT THE OUCH
BALLROOM
JEANS

Additional fabric lets our customers "crouch without the ouch"

DuluthFlex® Fire Hose® Pants



Pants that constrict movement


CROUCH
CLIMB
CONQUER
COMFORTABLY
FLEX
FIRE HOSE
WORK PANTS
GET A PAIR

DuluthFlex® – Crouch, Climb, Conquer Comfortably

DULUTH TRADING CO

Humorous and Distinctive Marketing

Gives our products an identity and enhances our brand

- Makes shopping for our products fun with attention-grabbing advertisements that are humorous, irreverent and quirky
- National advertising campaigns feature characters such as our Giant Angry Beaver, Buck Naked™ Guy and Grab-Happy Grizzly
- Storytelling differentiates our products, creates emotional ties with our customers and adds authenticity to our brand and products
- Women's ads feature our women of "grit and substance"





Tony the Diver

- Example of our authentic storytelling
- Tony wears our Fire Hose® work pants over his wetsuit for added protection while working on marine construction




DULUTH TRADING





DULUTH TRADING CO

Outstanding and Engaging Customer Experience

Treating our customers like next-door neighbors creates loyalty and drives repeat purchases

- Seamless, consistent omnichannel brand experience that makes shopping fun and hassle-free
- Content-rich, user-friendly website designed to provide an enjoyable, informative and efficient shopping experience
- Stores create an inviting and engaging experience with knowledgeable sales associates and hospitality areas
- Demonstrated pride in the heritage of our stores' regions
- Committed to outstanding customer service backed by our unconditional "No Bull Guarantee" and friendly staff

Trading Tales

"From the first pair of pants I ordered I knew this was a great company. I have only been extremely satisfied with your products. Recently ordered a huge amount of clothing for my company and the staff was nothing but exceptional. Thanks Duluth."

Nationwide Customer Presence

U.S. Population



- Nationwide customer base aligned geographically with U.S. population
- Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2017 Net Sales)



Top Three Markets

#1 New York

#2 California

#3 Texas

DULUTH TRADING CO

Source: Internal Company Research.

Omnichannel Presence with Distribution Control

Direct Segment
71% of 4Q 2017 Net Sales; 9% YoY Growth

e-Commerce (88%)



WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A
BIG BAD BOAR
$39.50
WILD BOAR
MOCS
THE LONG & SHORT OF IT
SHOP SHORTS BY INSEAM

Catalog (12%)



DULUTH TRADING CO
BAD MOON RISING
FIX IT LONGTAIL
DULUTH TRADING CO
UNWET
DULUTH TRADING CO
Catch a Deal!

Retail Segment
29% of 4Q 2017 Net Sales; 99% YoY Growth



DULUTH

32 retail stores[(1)]

Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

DULUTH TRADING CO

(1) As of March 20, 2018. Includes three outlet stores.

UNWET
YOUR PANTS



WITH
DRY ON THE FLY®
PANTS & SHORT

Growth Strategy

Growth Strategies

1
Build Brand Awareness to Continue Customer Acquisition

2
Accelerate Retail Expansion

3
Grow Women's Business

4
Broaden Assortment in Select Men's Product Categories


FLEX FIRE HOSE CARPENTER
THE TEES FOR THE Long Haul

Build Brand Awareness to Continue Customer Acquisition

TV Advertising

- Broadcast and cable networks
- Reaches a large national audience
- Features both animated characters and female models
- Increases brand visibility with on-air presence
- New 15-second ads in 2017

Digital Advertising

- Google paid search and banner ads
- Extends TV advertising to digital channels
- Organic and sponsored posts in social media channels
- Introduce new products and offer promotions through targeted emails
- Efficient way to drive high percentage of new customers

Catalogs

- Tangible vehicle for authentic and humorous storytelling
- Drives visits to the website and retail stores
- In 2016, distributed over 55 million catalogs
- In 2017, distributed over 58 million catalogs

Aided Brand Awareness(1)

46% of respondents were aware of the Duluth Trading brand but have never purchased our product



60%
46%
14%
Duluth Trading Co
89%
47%
42%
L.L.Bean
84%
48%
36%
Eddie Bauer
74%
23%
51%
Columbia
77%
40%
37%
LANDS' END
71%
48%
23%
Cabela's
57%
28%
29%
carhartt
45%
28%
17%
REI
15%
10%
5%
ORVIS
Purchased
Aware but Never Purchased

(1) Source: City Research Solutions, LLC as of December 2017

Accelerate Retail Expansion

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint


4
6
9
16
31
~100
2013
2014
2015 (1)
2016 (1)
2017 (2)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

Average New Store Assumptions

- 10,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million in capital expenditures
- $0.5 million in pre-opening expenses
- $0.6 million starting inventory
- Anticipate opening 15 stores in 2018

(1) Includes two outlet stores.
(2) Includes three outlet stores.

Announced Store Openings


Full Line
Outlet

- West Fargo, ND (Q1 FY18)
- Portland, OR (Q1 FY18)
- Colorado Springs, CO (Q2 FY18)
- Lubbock, TX (Q2 FY18)
- Denton, TX (Q2 FY18)
- Columbus, OH (Q2 FY18)
- Arlington, TX (Q2 FY18)
- Oklahoma City, OK (Q3 FY18)
- South Portland, ME (Q3 FY18)
- Canton, OH (Q3 FY18)
- Golden, CO (Q3 FY18)

DULUTH TRADING CO

Sustainable Top-line Growth

Direct, retail and total net sales



($ in millions)
$232
$23
$209
31.1%
$304
$38
$266
23.7%
$376
$66
$310
25.3%
$471
$140
$331
2014
2015
2016
2017
Direct sales
Retail sales

DULUTH TRADING CO

March 21, 2018

2017 Sales by Segment and Division



Retail
30%
Direct
70%



Hardgoods
6%
Women's
23%
Men's
71%

DULUTH TRADING CO

Grow Women's Business

Expand offering to appeal to a wider range of women and lifestyle needs



- Net sales increased 37% in 2017 to $110 million
- 40% CAGR from 2013-2017
- Continue to grow through customer acquisition and new product offerings
- Multi-category buyers (men's and women's business) spend on average 2X more than a single category buyer
- Continue to leverage all media channels and increase marketing spend as a percentage of total
- Introduce Plus Sizes in Fall 2018

DULUTH TRADING CO

Broaden Assortments in Select Men's Categories

Broaden assortment in categories that exhibit high potential with our Modern, Self-Reliant American Lifestyle



LIGHTWEIGHT YET TOUGH
CROUCH GUSSET
QUICK-DRY
SUN PROTECTION
SWEAT-WICKING FABRIC

- Net sales increased 22% in 2017 to $334 million
- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to introduce products that expand occasions for wear
- Expand Duluth-Built Business Wear



DULUTH TRADING CO

HANDLE



THE SUITS

Financial Review

Year Ended January 28, 2018

Net Sales


($ in millions)
Direct
Retail
25.3%
$376
$66
$310
$471
$141
$331
2016
2017

Gross Profit


($ in millions)
21.9%
$214
$261
2016
2017

Margin *56.9%* *55.4%*

Adjusted EBITDA(1)


($ in millions)
$41
$46
2016
2017

Margin *10.9%* *9.8%*

Net Income(2)


($ in millions)
$21
$23
2016
2017

Margin *5.7%* *5.0%*

(1) Adjusted to reflect the add-back of stock compensation expense.
(2) Excludes net income attributable to noncontrolling interest.

Three Months Ended January 28, 2018

Net Sales



($ in millions)
Direct
Retail
24.7%
$175
$31
$143
$218
$62
$155
3 mos. 2016 (1/29/2017)
3 mos. 2017 (1/28/2018)

Gross Profit



($ in millions)
19.9%
$97
$116
3 mos. 2016 (1/29/2017)
3 mos. 2017 (1/28/2018)
Margin
55.4%
53.3%

Adjusted EBITDA(1)



($ in millions)
$25
$32
3 mos. 2016 (1/29/2017)
3 mos. 2017 (1/28/2018)
Margin
14.1%
14.9%

Net Income(2)



($ in millions)
$14
$20
3 mos. 2016 (1/29/2017)
3 mos. 2017 (1/28/2018)
Margin
8.0%
9.0%

(1) Adjusted to reflect the add-back of stock compensation expense.
(2) Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

($ in millions)		As of 28-Jan-18
Cash	$	2.9
Debt:		
Term Loan		1.5
Line of Credit		0.0
Total Debt		1.5
Total Shareholders' Equity		139.3
Total Capitalization	**$**	**140.8**
Debt to capital ratio		1.1%

Commentary

- $2.9 million of cash with $1.5 million of debt outstanding[(1)]
- Zero debt outstanding excluding Noncontrolling interest
- No borrowings on the $60.0 million revolving credit line
- Fiscal 2018 expected capital expenditures, net of proceeds from finance lease obligations, of $45.0 to $55.0 million[(2)]

(1) As of January 28, 2018, $1.5 million debt includes noncontrolling interest which is consolidated as a variable interest entity
(2) Fiscal 2018 capital expenditures primarily include the Company's plan to open 15 retail stores, investments in technology and infrastructure improvements.

Capital Investments

Net Capital Expenditures % of Net Sales


($ in millions)
2.4%
7.6%
9.1%
$7
$29
$43
2015
2016
2017
Stores
IT
Logistics
Corporate/other

5-Year capital plan of $220M from 2018 – 2022E, with net capital expenditures % of net sales ranging from 4% - 9%


($ in millions)
$6
Corporate /other 3%
$13
Logistics 6%
$19
IT 8%
$182
Stores 83%

DULUTH TRADING CO

AN OVERALL IMPROVEMENT



FOR DOWN-AND-DIRTY WORK

Appendix

Overview of Tax Reform Impact

Key Tax Reform Provisions	Duluth Trading Company	Estimated Impact on Duluth Trading Company
Federal tax rate from 35% to 21%.	Substantially all sales are domestic and subject to federal tax rate + state and/or local income tax of ~5%.	Long term blended tax rate (federal + state/local) will be significantly reduced. FY16 tax rate = 39% (with ~4% state/local tax). FY17 blended tax rate = 38% FY18 estimated blended tax rate = 26%
Deferred taxes will be revalued based on new tax rates.	The Company had a net deferred tax liability at the time of change, which was revalued using new tax rates.	Impact of new tax rate on deferred tax liability resulted in a one time non-cash tax benefit of ~$1.5 million in Q4 FY17.
Interest expense deduction limited to net interest expense up to 30% of adjusted taxable income.	FY17 interest expense of $0.4 million was less than 30% of adjusted taxable income.	All interest expense expected to continue to be deducted. No change.
Increased year one CAPEX tax deduction.	Estimated FY17 CAPEX additions of $30 million.	Year one tax deduction for qualifying CAPEX purchases in Q4 FY17 and beyond is expected to increase from 50% to 100%. Additional year one tax deduction of ~$0.3 million estimated for FY17.
Expansion of Section 162(m) deduction.	Expands 162 (m) to additional individuals. Eliminates performance-based compensation exceptions.	Not estimated to have a significant impact.

DULUTH TRADING CO

FY 2018 Guidance

	2017 Actual	2018 Guidance	Assumptions
Net Sales	$471.4M	$555M to $575M	Direct mid-single digit growth; Retail $215M-$225M
Adjusted EBITDA	$46.4M	$51M to $54M	10% to 16% YOY Growth
EPS	$0.72	$0.79 to $0.84	26% tax rate and 32.4 million shares o/s
CAPEX	$42.8M	$45M to $55M	15 new store openings in FY 2018

Reconciliation to Adjusted EBITDA

($ in millions)	3 months ended January 28, 2018	3 months ended January 28, 2017	Fiscal Year ended January 28, 2018	Fiscal Year ended January 28, 2017
Net Income	$ 19.6	$ 14.0	$ 23.6	$ 21.5
(+) Depreciation & Amorization	2.2	1.5	7.3	4.7
(+) Interest Expense, net	0.8	0.1	2.0	0.2
(+) Income Tax Expense	9.4	8.8	11.9	13.5
EBITDA	$ 32.0	$ 24.4	$ 44.8	$ 39.9
Adjustments				
(+) Non-Cash Stock Based Compensation Expense	0.4	0.3	1.6	1.2
Adjusted EBITDA	$ 32.4	$ 24.7	$ 46.4	$ 41.2

($ in millions)	Fiscal Year ended February 3, 2019 Low	Fiscal Year ended February 3, 2019 High
Forcasted		
Net Income	$ 26.0	$ 27.5
(+) Depreciation & Amorization	10.6	11.0
(+) Interest Expense, net	4.0	4.5
(+) Income Tax Expense	9.0	10.0
EBITDA	$ 49.6	$ 52.5
Adjustments		
(+) Non-Cash Stock Based Compensation Expense	1.5	1.5
Adjusted EBITDA	$ 51.0	$ 54.0

Note: Fiscal 2016 financials presented are Fiscal Quarter and Fiscal Year ended January 29, 2017

DULUTH TRADING CO